Exhibit 99.1

SIEGER ENGINEERING, INC.

INDEPENDENT AUDITOR’S REPORT
AND
FINANCIAL STATEMENTS

DECEMBER 31, 2005, 2004 AND 2003

CONTENTS

PAGE

INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS
Balance sheet	2 - 3
Statement of income and changes in retained earnings	4
Statement of cash flows	5
Notes to financial statements	6 - 14

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Sieger Engineering, Inc.

We have audited the accompanying balance sheet of Sieger Engineering, Inc. as of December 31, 2005 and 2004 and the related statements of income and changes in retained earnings and cash flows for the years ended December 31, 2005, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sieger Engineering, Inc. as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California
March 23, 2006

1

SIEGER ENGINEERING, INC.
BALANCE SHEET
DECEMBER 31, 2005 AND 2004

	December 31,

	2005	2004

ASSETS

CURRENT ASSETS
Cash	$107,885	$59,974
Accounts receivable less allowance for doubtful
accounts of $79,460 and $60,000, respectively	9,569,328	12,328,949
Inventory	11,193,113	11,515,796
Prepaid expenses	254,644	231,967

Total current assets	21,124,970	24,136,686

FIXED ASSETS
Machinery and equipment	18,716,814	18,633,205
Leasehold improvements	1,422,870	1,396,296
Computers	1,054,577	1,000,003
Furniture and fixtures	280,222	271,843
Trucks and autos	397,082	398,082

	21,871,565	21,699,429

Less accumulated depreciation and amortization	(18,540,055)	(17,220,056)

	3,331,510	4,479,373

Machinery not yet placed in service	-	37,601

	3,331,510	4,516,974

OTHER ASSETS
Noncompete agreement, net of accumulated amortization
of $618,750 and $550,000, respectively	-	68,750
Deposits	67,089	75,741

	67,089	144,491

Total assets	$24,523,569	$28,798,151

2	See accompanying notes.

SIEGER ENGINEERING, INC.
BALANCE SHEET
DECEMBER 31, 2005 AND 2004

	December 31,

	2005	2004

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and other accrued expenses	$8,239,488	$8,087,533
Cash overdraft	1,572,854	1,508,395
Accrued wages and benefits	1,337,541	1,092,667
Line of credit	5,399,635	8,386,560
Current portion - notes payable	5,913,112	2,480,072

Total current liabilities	22,462,630	21,555,227

LONG-TERM DEBT, net of current portion	1,661,039	2,920,098

STOCKHOLDERS' EQUITY
Common stock, no par value; 100,000,000 shares
authorized 39,999,960 shares issued and outstanding	335,805	335,805
Retained earnings	64,095	3,987,021

Total stockholders' equity	399,900	4,322,826

Total liabilities and stockholders' equity	$24,523,569	$28,798,151

See accompanying notes.	3

SIEGER ENGINEERING, INC.
STATEMENT OF INCOME AND CHANGES IN RETAINED EARNINGS
YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

	Years Ended December 31,

	2005		2004		2003

	Amount	Percent	Amount	Percent	Amount	Percent

SALES	$86,470,107	100.0%	$100,034,956	100.0%	$57,097,804	100.0%
COST OF SALES
Material	51,569,391	59.6	60,142,531	60.1	31,306,232	54.8
Direct labor	9,670,126	11.2	11,274,296	11.3	6,227,242	10.9
Fixed manufacturing expenses	8,295,460	9.6	10,032,502	10.0	7,615,636	13.3
Variable manufacturing expenses	5,799,980	6.7	7,116,089	7.1	4,914,606	8.6
Outside Services	3,509,890	4.1	4,151,280	4.2	2,443,922	4.4

Total cost of sales	78,844,847	91.2	92,716,698	92.7	52,507,638	92.0

GROSS PROFIT	7,625,260	8.8	7,318,258	7.3	4,590,166	8.0
GENERAL AND
ADMINISTRATIVE EXPENSES	3,977,064	4.6	3,600,863	3.6	2,962,737	5.1

OPERATING INCOME	3,648,196	4.2	3,717,395	3.7	1,627,429	2.9

OTHER INCOME (EXPENSE)
Interest expense	(786,164)	(.9)	(709,988)	(.7)	(638,958)	(1.1)
Miscellaneous expense	(4,902)	-	(5,165)	-	(37,135)	(.1)

	(791,066)	(.9)	(715,153)	(.7)	(676,093)	(1.2)

INCOME (LOSS) BEFORE INCOME TAXES	2,857,130	3.3	3,002,242	3.0	951,336	1.7
PROVISION FOR INCOME TAXES	(140,000)	(.2)	(800)	-	(800)	-

NET INCOME	2,717,130	3.1%	3,001,442	3.0%	950,536	1.7%

RETAINED EARNINGS, beginning of year	3,987,021		4,235,579		4,186,043
Distributions to stockholders	(6,640,056)		(3,250,000)		(901,000)

RETAINED EARNINGS, end of year	$64,095		$3,987,021		$4,235,579

4	See accompanying notes.

SIEGER ENGINEERING, INC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

	Years Ended December 31,

	2005	2004	2003

Net Income	$2,717,130	$3,001,442	$950,536

ADJUSTMENTS TO RECONCILE NET INCOME
TO NET CASH FROM OPERATING ACTIVITIES
Depreciation and amortization	1,388,748	1,972,140	2,164,156
Loss on disposal of fixed assets	-	-	5,723
Decrease (increase) in accounts receivable	2,759,621	(5,640,634)	(2,156,244)
Decrease in other receivables	-	-	53,925
Increase in prepaid expenses and deposits	(14,025)	(15,219)	(48,676)
Decrease (increase) in inventories	322,683	(462,490)	(3,933,086)
Increase in accounts payable and other accrued expenses	151,954	3,149,806	617,845
Increase in accrued wages and benefits	244,874	388,741	316,952

Total adjustments	4,853,855	(607,656)	(2,979,405)

Net cash from operating activities	7,570,985	2,393,786	(2,028,869)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash payments for the purchase of property
and equipment	(134,533)	(1,883,527)	(1,391,723)
Proceeds from sale of equipment	-	-	9,500

Net cash from investing activities	(134,533)	(1,883,527)	(1,382,223)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (repayments) borrowings on lines of credit	(2,986,925)	4,372,507	3,096,157
Borrowings on short term-debt	4,100,100	1,850,000	1,671,415
Payments on long-term debt	(1,926,119)	(2,736,049)	(1,762,601)
Distributions to stockholders	(6,640,056)	(3,250,000)	(901,000)
Increase (decrease) in cash overdraft	64,459	(887,243)	1,307,121

Net cash from financing activities	(7,388,541)	(650,785)	3,411,092

NET DECREASE IN CASH AND CASH EQUIVALENTS	47,911	(140,526)	-

CASH AND CASH EQUIVALENTS, beginning of year	59,974	200,500	200,500

CASH AND CASH EQUIVALENTS, end of year	$107,885	$59,974	$200,500

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
Interest expense	$761,955	$675,519	$618,990

Income taxes	$136,063	$800	$800

SUPPLEMENTAL CASH FLOW INFORMATION
Non-cash investing and financing activities
Purchase of machinery through vendor financing	$-	$668,369	$359,984

Payment of long-term debt through refinancing	$-	$1,533,431	$-

See accompanying notes.	5

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Note 1 – Summary of Significant Accounting Policies

Nature of Business - Sieger Engineering, Inc. (the Company) is based in South San Francisco, California. The Company is a provider of turnkey precision components and assemblies to OEMs in the semiconductor capital equipment, medical devices, electronics and instrumentation industries. In addition, it is also a manufacturer of precision tools, machine parts, and specialty pieces.

Revenue Recognition & Allowance for Uncollectible Accounts - Revenue from the sale of products is recognized when the products are shipped in accordance with contract terms. Accounts receivable is stated at an amount that management believes to be collectible. Historically, bad debts have been within management’s expectations. The allowance as of December 31, 2005 and 2004 is $79,460 and $60,000, respectively.

Inventories - Inventories are stated at the lower of standard cost (which approximates actual cost on a first-in, first-out basis) or market. The Company evaluates the valuation of all inventories, including raw materials, work-in-process, finished goods and spare parts on a periodic basis. Obsolete inventory or inventory in excess of management’s estimated usage is written-down to its estimated market value less costs to sell, if less than its cost. Inherent in the estimates of market value are management’s estimates related to economic trends, future demand for products, and technological obsolescence of the Company’s products.

Property and Equipment - Property and equipment are recorded at cost and include improvements that significantly add to productive capacity or extend useful life. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Repair and maintenance costs that do not increase the useful lives and/or enhance the value of the assets are charged to operations as incurred. Leasehold improvements are stated at cost and amortized over the lesser of the terms of the respective leases or the assets’ useful lives.

Noninterference Agreement - A noninterference agreement with a former stockholder is being amortized over the life of the agreement which is eight years. The agreement expired December 31, 2005 (Note 5).

Income Taxes - The Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for current or deferred federal income taxes is included in these financial statements. The California Revenue and Taxation Code requires a franchise tax equal to the greater of $800 or 1.5% of taxable income. Deferred state income taxes are immaterial. Distributions are made to the stockholders periodically, to cover their portion of the income taxes on the Company's earnings.

6

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

Stock-Based Compensation - Stock-based compensation is accounted for using the intrinsic value method in accordance with the provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, as permitted by SFAS No. 123, Accounting for Stock-Based Compensation. The Company has determined that the proforma effect of accounting for the options issued under SFAS No. 123 on net income would not be material.

Shipping and Handling - Shipping and handling charges billed to customers are included in sales. The costs of shipping to customers are included in shipping expenses.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk - The Company, at times, has cash in a banking institution in excess of the amount insured by Federal Deposit Insurance Corporation (FDIC). The Company places the funds with financial institutions evaluated by management as highly credit worthy.

The Company has a concentration of credit risk with respect to its trade receivables. The Company provides unsecured and interest-free credit, in the normal course of business, to its customers, and receivables are considered past due based on payment terms with customers. Management performs ongoing credit evaluations of its customers and monitors the receivable balances on a regular basis. An allowance for uncollectible accounts is recorded based on management's evaluation of outstanding receivables. Receivables are written off when all methods of collection have been exhausted and have been within the range of management's expectations. Management believes its credit acceptance, billing and collection policies are adequate to minimize potential credit risk.

The Company has a concentration of credit risk with respect to the volume of business transacted with certain customers. Three customers accounted for approximately 82%, 78% and 79% of the Company’s sales for the years ended December 31, 2005, 2004 and 2003, respectively. These three customers represent approximately 75% and 60% of the Company’s accounts receivable as of December 31, 2005 and 2004, respectively.

7

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Recently Issued Accounting Standards - In November 2004, FASB issued SFAS No. 151, Inventory Costs - an amendment of ARB No. 43. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This Statement requires that these costs be recognized as current-period charges and requires that production overhead be based on the normal capacity of the production facilities. The Company does not expect the adoption of SFAS No. 151 in 2006, to have a material effect on the Company’s financial statements.

In December 2004, FASB issued SFAS No. 123R, Share-Based Payment (Revised 2004) (“SFAS 123R”). SFAS No. 123R is a revision of SFAS No. 123, Accounting for Stock Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. This Statement establishes standards for accounting for transactions in which an entity exchanges its equity instruments for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The Company grants stock options to their employees and discloses the pro-forma effect of compensation expense for these stock options. Under SFAS 123R, the Company will be required to record this compensation expense in the Company’s results of operations. SFAS 123R is effective for the beginning of the first fiscal reporting period that begins January 1, 2006. The Company does not expect the adoption of SFAS 123R in 2006 to have a material effect on the Company’s financial statements.

In December 2003, FASB issued FIN 46(R), Consolidation of Variable Interest Entities, an interpretation of ARB No. 51, which replaces FASB Interpretation No. 46, Consolidation of Variable Interest Entities (VIE). This Interpretation addresses consolidation by business enterprises of Variable Interest Entities. It defines a VIE as a corporation, partnership, trust, or any other legal structure used for the business purpose that either: a) the equity investment is not sufficient to allow the entity to finance its activities without additional financial support; b) the equity investors lack one or more of the following: 1. the ability to make decisions; 2. the obligation to absorb expected losses of the entity; or 3. the right to receive any returns of the entity; and c) the equity investors have voting rights disproportionate to their economic interest, and the activities of the entity are conducted on behalf of an investor with a disproportionately small voting interest. This interpretation requires that existing unconsolidated VIE’s be consolidated by their primary beneficiaries. The Company does not have any VIE entities and accordingly the implementation of the Interpretation did not result in an impact on its financial statements.

8

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Note 2 – Inventories

Inventories consist of the following:

	2005	2004

Raw materials	$362,270	$384,819
Work in progress	4,003,631	3,771,200
Component inventory	5,224,514	6,607,609
Finished goods	1,845,385	902,168

	11,435,800	11,665,796

Reserve for obsolescence	(242,687)	(150,000)

Total inventories	$11,193,113	$11,515,796

Note 3 – Line of Credit

The Company had a $5,000,000 line of credit with a bank which expired on June 1, 2004 which provided for maximum borrowings of 80% of eligible accounts receivables plus advances against inventory. Interest was payable monthly, at the lender’s base rate. The line was secured by the Company’s assets. The bank agreement contained various financial covenants which, among other things, required the Company to maintain certain profitability, working capital, and net worth ratios, and limited the Company’s maximum yearly fixed asset additions. During 2004, the line was paid in full and the Company obtained a new line of credit with another bank expiring May 1, 2006.

At December 31, 2005 and 2004, the Company had a $15,000,000 line of credit with a bank which expires on May 1, 2006 and provides for maximum borrowings of 80% of eligible accounts receivables, 40% of eligible inventory and 30% of eligible materials work-in-process not to exceed $5,000,000. Interest is payable monthly, at .5% below the lender’s reference rate (6.75% at December 31, 2005). The line is secured by the Company’s assets. The stockholders’ debt is also subordinated to the line. The amount of the line available for borrowing at December 31, 2005 and 2004 was $9,600,365 and $6,613,440, respectively.

The bank agreement contains various financial covenants which, among other things, require the Company to maintain certain profitability, working capital, and net worth ratios, and limits the Company’s maximum yearly fixed asset additions.

9

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Note 4 – Notes Payable

	2005	2004

Note payable to an officer/stockholder at 4%. Principal and interest
due on April 10, 2005.	$-	$350,000

Note payable to a former officer/stockholder at 7.5% due in
monthly installments of $4,964 (principal and interest) through June
2005. This note is subordinated to the Company's bank and other
lenders that finance equipment for the Company.	-	29,186

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $11,992 including interest at
7.8%, maturing in 2005.	-	115,846

Notes payable to a commercial lender, secured by equipment,
payable in monthly installments of $9,793 including interest at rates
from 7.9% to 9.4%, maturing through 2006.	3,832	27,809

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $7,100 including interest at 8.0%,
maturing in 2006.	34,794	113,683

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $6,739 including interest at 8.8%,
maturing in 2007.	101,283	169,722

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $38,288 including interest at
8.8%, maturing in 2007.	575,200	963,872

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $4,803 including interest at 9.4%,
maturing in 2007.	88,547	135,492

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $5,996 including interest at 8.8%,
maturing in 2007.	121,184	179,352

Notes payable to a commercial lender, secured by equipment,
payable in monthly installments of $7,208 including interest at 8.1%,
maturing in 2007.	162,302	237,344

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $9,714 including interest at 9.1%,
maturing in 2007.	204,017	296,986

Note payable to a commercial lender, secured by a vehicle, payable in monthly installments of $462 including interest at 3.9%, maturing
in 2009.	19,765	24,924

10

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

	2005	2004

Note payable to a commercial lender, secured by a vehicle, payable in monthly installments of $447 including interest at 0.9%, maturing
in 2009.	20,403	25,134

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $2,805 including interest at
7.24%, maturing in 2011.	150,460	172,362

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $6,577 including interest at
7.31%, maturing in 2011.	386,419	431,489

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $7,652 including interest at
6.38%, maturing in 2011.	414,262	477,479

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $4,618 including interest at
6.08%, maturing in 2011.	255,203	293,818

Note payable to a commercial lender, secured by equipment,
payable in monthly installments of $25,239 including interest at
6.29%, maturing in 2007.	386,380	655,672

Note payable to an officer/stockholder at 0.5% beneath the bank's reference rate, subordinated to the bank (See Note 3). Principal and
interest due on demand.	3,085,000	-

Note payable to an officer/stockholder at 0.5% beneath the bank's reference rate, subordinated to the bank (See Note 3). Principal and
interest due on demand.	815,100	-

Note payable to an officer/stockholder at 0.5% beneath the bank's reference rate, subordinated to the bank (See Note 3). Principal and
interest due on demand.	200,000	-

Note payable to an officer/stockholder at 0.5% beneath the bank's reference rate, subordinated to the bank (See Note 3). Principal and
interest due on demand.	550,000	700,000

	7,574,151	5,400,170
Less current portion	5,913,112	2,480,072

	$1,661,039	$2,920,098

11

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Minimum annual payments are as follow:

Years Ending December 31,

2006	$5,913,112
2007	817,108
2008	221,625
2009	234,636
2010	241,145
Thereafter	146,524

$7,574,150

Note 5 – Related Party Transactions

Certain stockholders lease facilities to the Company under an operating lease. Lease payments to these stockholders for the years ended December 31, 2005, 2004, and 2003 amounted to $245,540, $238,390, and $234,440, respectively (Note 8).

During 2003, the majority stockholder ceased to own a majority interest in a company that supplied products and services to Sieger Engineering, Inc. During 2003, the total amount of services and products purchased from this related party was $140,172.

During 2005, certain stockholders of the Company entered into three promissory notes with the Company totaling $4,100,100. The notes accrue interest at 0.5% beneath the bank’s reference rate (Note 3), with principal and interest due on demand. As of December 31, 2005, the outstanding balances on these notes were $4,100,100. These notes are subordinated to the line of credit.

During 2004, stockholders of the Company entered into two promissory notes with the Company, totaling $1,850,000. Both notes originally accrued interest at 4% per annum, with principal and interest due April 10, 2005. As of December 31, 2004 and 2005, the outstanding balances on the promissory notes were $1,050,000 and $550,000, respectively. The remaining note was renewed and is now subordinated to the line of credit. It accrues interest at 0.5% beneath the bank’s reference rate (Note 3), with principal and interest due on demand.

The Company agreed to pay a former officer/ stockholder severance pay in an amount based on the Company’s income tax liability for years prior to 1998. This is being paid by a promissory note bearing interest at 8.5% (Note 4).

A non-interference agreement covering the solicitation of customers and influencing employees is in effect with the former officer/stockholder, and compensation of $550,000 was being paid in equal monthly installments of $5,416 including interest for a period of 15 years, the term of which began in January 1998 (Note 4). The outstanding amount under this agreement was paid off in full during the year ended December 31, 2004.

12

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Note 6 – Employee Benefit Plans

The Company maintains a qualified deferred compensation plan under Section 401(k) of the Internal Revenue Code. Under the plan, domestic employees may elect to defer up to 25% of their salaries subject to the Internal Revenue Service limits. The Company contributes a matching 50% of the aggregate to employee contributions to the extent that the aggregate does not exceed 2% of the compensation. The Company’s matching contributions for the years ended December 31, 2005, 2004 and 2003 were $139,375, $55,188 and $0, respectively.

Note 7 – Income Taxes

The provision for income taxes consists of the minimum California franchise tax of $800 for the years ended December 31, 2003 through 2005 and Texas state taxes of approximately $135,000 for the year ended December 31, 2005. The Company has California Manufacturer’s Investment Credits and Enterprise Zone Credits that offset all but the mandatory minimum California state tax for 2003, 2004 and 2005. The remaining credits amount to approximately $114,000, $95,000 and $71,000, respectively. The California Manufacturer’s Investment Credit expires 2010 through 2012.

Note 8 – Commitments

The Company has agreements under noncancelable leases for office, production and warehouse facilities through October 2009. In addition, the Company has the option to extend certain of these leases through April, 2015. The minimum annual rental commitments are as follows for the years ending December 31:

Year Ending December 31,

2006	$976,322
2007	890,237
2008	797,778
2009	579,405

Total minimum future rental payments	$3,243,742

Lease payments are subject to escalation clauses based upon increases in the Consumer Price Index. Future related party lease payments through October 2009, total $1,009,581. Rental expense for the years ended December 31, 2005, 2004, and 2003 amounted to $1,094,606, $1,110,670 and $1,060,825, respectively.

13

SIEGER ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

Note 9 – Stock Option Plan

On March 12, 2003, the Company’s Board of Directors approved the 2003 Stock Option Plan (the “Plan”). Under the Plan, the Company may grant non-statutory stock options to certain key employees. The Company has reserved 4,000,000 shares of common stock to be issued pursuant to the Plan. Options are granted with an exercise price of at least 100% of the fair-market value, as determined by the Board of Directors, on the date of the grant.

During the years ended December 31, 2005, 2004 and 2003, 98,000, 2,875,540 and 1,085,765 options, respectively, were granted to certain employees. These options have a weighted average exercise price of $1.00, $0.77 and $1.00 for 2005, 2004 and 2003, respectively, which is the Board of Directors’ best estimate of the fair-market value on the date of the grant. The options have a life of ten years.

Options generally have a four-year vesting period. Options may be exercised with respect to the first 25% of the shares when the optionee completes one year of continuous service after the vesting commencement date. After the initial year of continuous service, the balance of the vesting is both monthly and quarterly over the remaining vesting period. As of December 31, 2005, 2004 and 2003, 1,869,985.95, 885,256 and 704,086, options, respectively, were vested, while 1,833,054.05, 2,970,784 and 381,679 options, respectively will vest over the next four years.

During 2005, 2004 and 2003, no options were exercised, and 236,000, 120,265 and zero options, respectively, were forfeited. At December 31, 2005, 2004 and 2003, the Company had 3,703,040, 3,841,040 and 1,085,765 options, respectively, outstanding.

14